Exhibit  99.0

ADDENDUM TO INTERNET BUSINESS'S INTERNATIONAL, INC. CREDITOR TRUST DATED JUNE 29, 2004

As per Section 2.09 of said trust, the name of the protector is to be Financial Services, LLC.

Dated:  November  1,  2004

Signatures:

By:  /s/  Al  Reda
Al  Reda
Chief  Executive  Officer

By:  /s/  David  Karst
David  Karst
Trustee,  KFC  LLC

I, David Karst, as Trustee of Financial Services, LLC, have read the above addendum and hereby accept same.

By:  /s/  David  Karst
David  Karst
Protector,  Financial  Services,  LLC


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